Alternative Access First Priority CLO Bond ETF

(Ticker: AAA)

A series of Investment Managers Series Trust II

Supplement dated April 8, 2026, to the

Statement of Additional Information (“SAI”) dated July 31, 2025.

Effective immediately, the “Purchase (Creation)” paragraph in the “Purchase and Redemption of Shares in Creation Units” section on page 28 of the SAI is deleted in its entirety and replaced with the following:

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”)The Fund will not issue fractional Creation Units. A Business Day is, generally, any day on which the Exchange is open for business. Orders generally must be placed by 12:00 p.m., Eastern time, or prior to market close (in the event the Exchange closes earlier). Notwithstanding the foregoing, the Trust may, but is not required to, permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Exchange closes earlier).

Please file this Supplement with your records.